United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2016

Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-782-5800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective May 3, 2016, Sheila Penrose, Chairman of the Board of Directors of Jones Lang LaSalle Incorporated, amended her stock trading plan previously entered into as of May 11, 2015 (as amended, the “10b5-1 Plan”). The purpose of the amendment is to lower the threshold price at which shares can be sold and to extend the term of the 10b5-1 Plan to August 19, 2016.

For additional information regarding the 10b5-1 Plan, please refer to the Current Report on Form 8-K filed on May 11, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2016
Jones Lang LaSalle Incorporated

By: /s/ Mark J. Ohringer
Name: Mark J. Ohringer
Title: Executive Vice President, Global General Counsel and Corporate Secretary